Exhibit 10.18

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT (this “Agreement”) is entered into as of September 15, 2006 by and among BlastGard International, Inc., a Colorado corporation (the “Company”), and each of the other parties set forth on the signature page hereto (each such party, a “Holder” and, collectively, the “Holders”).

Preliminary Statement:

A.

The Company and the Holders entered into the Securities Purchase Agreement, dated as of June 22, 2006 (the “Purchase Agreement”), pursuant to which the Company issued and sold to the Holders an aggregate of $1,200,000 of the Company’s 8% Convertible Secured Debentures due June 22, 2008 (the “Debentures”) and the Company’s Series C Common Stock Purchase Warrants, Series D Common Stock Purchase Warrants, Series E Common Stock Purchase Warrants and Series F Common Stock Purchase Warrants (collectively, the “Warrants”).

B.

The Company and the Holders entered into a Registration Rights Agreement, dated as of June 22, 2006 (the “Registration Rights Agreement”), in which the Company agreed to register by September 20, 2006 130% of the Registrable Securities (as defined in the Registration Rights Agreement), or an aggregate of 7,699,466 shares of Common Stock, pursuant to an effective Registration Statement.

C.

As of the date hereof, the Company has registered an aggregate of 4,122,066 shares of Common Stock, or 69.6% of the Registrable Securities, pursuant to a registration statement, with file number 333-135815, that was declared effective on September 11, 2006 (the “Effective Registration Statement”).  The 4,122,066 shares of Common Stock on the Effective Registration Statement include for each Holder: (i) 928,000 shares of Common Stock issuable as interest or principal on the Debentures; (ii) 600,000 shares of Common Stock issuable upon exercise of the Class C Common Stock Purchase Warrants; and (iii) 533,033 shares of Common Stock issuable upon exercise of the Class F Common Stock Purchase Warrants, or an aggregate of 2,061,033 shares of Common Stock for each Holder.

D.

The Company and each Holder wish to amend the terms of the Registration Rights Agreement as set forth in this Agreement.

NOW THEREFORE, the Company and each Holder, in consideration of the mutual covenants contained in this Agreement, do hereby agree as follows:

1.

Definitions.  All initially capitalized, undefined terms used herein shall have the meanings ascribed to such terms in the Purchase Agreement and the other Transaction Documents (as defined in the Purchase Agreement).

2.

Amendments to the Registration Rights Agreement.

a.)

The Company and each Holder hereby amend the first sentence of Section 2(a) of the Registration Rights Agreement by inserting immediately following “Rule 415” as follows:

“; provided, however, that if 130% of the Registrable Securities hereunder shall equal or exceed 30% of the issued and outstanding Common Stock of the Company on the actual filing date of the initial Registration Statement, the initial Registration Statement shall register a number of shares of Common Stock which is equal to approximately 18.7% of the issued and outstanding shares of Common Stock of the Company on such actual filing date, and the remaining Registrable Securities shall be subject to Section 3(c).  In such event, the number of Registrable Securities to be registered for each Holder shall be reduced pro-rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from the initial Registration Statement.”

b.)

The Company and each Holder hereby amend Section 3(c) of the Registration Rights Agreement by inserting at the end of such Section as follows:

“In addition, in the event that 130% of the Registrable Securities are not included in the initial Registration Statement as contemplated by the proviso regarding Registrable Securities in Section 2(a) above, then, upon the written request of Holders holding at least 51% of the then outstanding Registrable Securities, the Company shall file as soon as reasonably practicable, but in no event later than the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than the difference between 130% of the Registrable Securities and the number of Registrable Securities included on the initial Registration Statement.”

c.)

The Company and each Holder hereby amend and restate Section 6(b) of the Registration Rights Agreement as follows:

“Except as set forth on Schedule 6(b) attached hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statements other than the Registrable Securities.  No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.  The Company shall not file any other registration statements until all Registrable Securities are registered pursuant to a Registration Statement that is declared effective by the Commission, provided that this Section 6(b) shall not prohibit the Company from filing amendments to registration statements already filed.”

d.)

The Company and each Holder hereby agree to amend Schedule 6(b) to the Registration Rights Agreement by inserting at the end of such Schedule as follows:

“On the initial Registration Statement to be filed in connection with the Transaction Documents, the Company will register (i) 200,000 shares of Common Stock which has been issued to Patrick Doherty and (ii) 75,000 shares of Common Stock which has been issued to the Investor Relations Group.”

3.

Acknowledgement and Waiver by Holders.  Each Holder hereby acknowledges that (a) the Holders were notified within 3 Trading Days of the effectiveness of the Effective Registration Statement and (b) the Company filed the final Prospectus pursuant to Rule 424(b)(3) in connection with the Effective Registration Statement within 3 Trading Days following the Effective Date.  Each Holder hereby irrevocably waives any breach or event of default under the Registration Rights Agreement solely in connection with any delays related to the notification to Holders of the effectiveness of the Effective Registration Statement or to the filing of the final Prospectus in connection with the Effective Registration Statement as described above.

4.

Retroactive Effectiveness of the Amendments.  The Company and each Holder hereby agree that the amendments to the Registration Rights Agreement set forth in Section 2 of this Agreement shall be deemed to be retroactively effective as of June 22, 2006.

5.

Representations and Warranties of the Company.  The Company hereby makes to each Holder the following representations and warranties as of the date hereof:

a.)

Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the Required Approvals.  This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

b.)

No Conflicts.  The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents; or (ii) conflict with, or constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, result in the creation of any Lien (except as contemplated by the Security Documents) upon any of the properties or assets of the Company in connection with, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which the Company is a party or by which any property or asset of the Company is bound or affected; or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except, in the case of each of clauses (ii) and (iii), as such could not have or reasonably be expected to result in a Material Adverse Effect.

c.)

Equal Consideration.  Except as set forth in this Agreement, no consideration has been offered or paid to any person to amend or consent to a waiver, modification, forbearance or otherwise of any provision of any of the Transaction Documents.

d.)

Affirmation of Prior Representations and Warranties.  The Company hereby represents and warrants to each Holder that the Company’s representations and warranties listed in Section 3.1 of the Purchase Agreement are true and correct as of the date hereof.

6.

Representations and Warranties of the Holders.  Each Holder, for itself and for no other Holder, hereby represents and warrants as of the date hereof to the Company as follows:

a.)

Authority.  The execution, delivery and performance by such Holder of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Holder.  This Agreement has been duly executed by such Holder, and, when delivered by such Holder in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Holder, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

b.)

Affirmation of Prior Representations and Warranties.  Such Holder hereby represents and warrants to the Company that such Holder’s representations and warranties listed in Section 3.2 of the Purchase Agreement are true and correct as of the date hereof.

7.

Public Disclosure.  The Company shall, on or before 8:30 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a Current Report on Form 8-K, reasonably acceptable to the Holders, disclosing the material terms of the transactions contemplated hereby and attaching this Agreement as an exhibit thereto.  The Company shall consult with the Holders in issuing any other press releases with respect to the transactions contemplated hereby.

8.

Effect on Transaction Documents.  Except as expressly set forth above, all of the terms and conditions of the Transaction Documents shall continue in full force and effect after the execution of this Agreement and shall not be in any way changed, modified or superseded by the terms set forth herein, including, but not limited to, any other obligations the Company may have to the Holders under the Transaction Documents.  Notwithstanding the foregoing, this Agreement shall be deemed for all purposes as an amendment to any Transaction Document as required to serve the purposes hereof, and in the event of any conflict between the terms and provisions of the Registration Rights Agreement or any other Transaction Document, on the one hand, and the terms and provisions of this Agreement, on the other hand, the terms and provisions of this Agreement shall prevail.

9.

Release of all Claims.  THE COMPANY (FOR ITSELF AND ITS AFFILIATES) HEREBY UNCONDITIONALLY RELEASES AND FOREVER DISCHARGES EACH HOLDER AND ITS RESPECTIVE SUCCESSORS, ASSIGNS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, AFFILIATES, ACCOUNTANTS, CONSULTANTS, CONTRACTORS, ADVISORS AND ATTORNEYS (COLLECTIVELY, THE "BENEFITED PARTIES") FROM ALL CLAIMS (AS DEFINED BELOW) FROM THE BEGINNING OF TIME THROUGH THE DATE HEREOF.  AS USED IN THIS AGREEMENT, THE TERM "CLAIMS" MEANS ANY AND ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTIONS, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, AT LAW OR IN EQUITY, WHICH THE COMPANY, OR ANY OF ITS AGENTS, EMPLOYEES OR AFFILIATES, MAY HAVE AS OF THE DATE HEREOF, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR OTHERWISE IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS, INCLUDING ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE MAXIMUM RATE ON INTEREST CHARGEABLE UNDER APPLICABLE LAW AND ANY LOSS, COST OR DAMAGE, OF ANY KIND OR CHARACTER, ARISING OUT OF OR IN ANY WAY CONNECTED WITH OR IN ANY WAY RESULTING FROM THE ACTIONS OR OMISSIONS OF THE BENEFITED PARTIES, INCLUDING ANY BREACH OF FIDUCIARY DUTY, BREACH OF ANY DUTY OF GOOD FAITH OR FAIR DEALING, UNDUE INFLUENCE, DURESS, ECONOMIC COERCION, CONFLICT OF INTEREST, NEGLIGENCE, BAD FAITH, MALPRACTICE, VIOLATIONS OF THE RACKETEER INFLUENCED AND CORRUPT ORGANIZATIONS ACT, INTENTIONAL OR NEGLIGENT INFLICTION OF MENTAL DISTRESS, TORTIOUS INTERFERENCE WITH CONTRACTUAL RELATIONS, TORTIOUS INTERFERENCE WITH CORPORATE GOVERNANCE OR PROSPECTIVE BUSINESS ADVANTAGE, BREACH OF CONTRACT, DECEPTIVE TRADE PRACTICES, LIBEL, SLANDER, CONSPIRACY OR ANY CLAIM FOR WRONGFULLY ACCELERATING ANY OBLIGATIONS OR WRONGFULLY ATTEMPTING TO FORECLOSE ON ANY COLLATERAL.  THE COMPANY (FOR ITSELF AND ITS AFFILIATES) AGREES THAT NONE OF THE BENEFITED PARTIES HAS FIDUCIARY OR SIMILAR OBLIGATIONS TO THE COMPANY OR ANY AGENTS, EMPLOYEES OR AFFILIATES OF THE COMPANY AND THAT THEIR RELATIONSHIPS ARE STRICTLY THAT OF CREDITOR AND DEBTOR.  THIS RELEASE IS ACCEPTED BY HOLDERS PURSUANT TO THIS AGREEMENT AND SHALL NOT BE CONSTRUED AS AN ADMISSION OF LIABILITY BY HOLDERS OR ANY OTHER BENEFITED PARTY.

THE COMPANY (FOR ITSELF AND ITS AFFILIATES) ACKNOWLEDGES THAT THE FOREGOING PROVISIONS ARE INTENDED TO, AND THE TRANSACTION DOCUMENTS CONTAIN PROVISIONS WHICH, RELEASE HOLDERS FROM LIABILITY AND/OR INDEMNIFY AND HOLD HARMLESS HOLDERS FOR, AMONG OTHER THINGS, THE ORDINARY NEGLIGENCE OF HOLDERS.  THE COMPANY (FOR ITSELF AND ITS AFFILIATES) AGREES THAT THE RELEASE AND/OR INDEMNITY PROVISIONS CONTAINED IN THESE DOCUMENTS ARE CAPTIONED TO CLEARLY IDENTIFY THE RELEASE AND/OR INDEMNITY PROVISIONS AND, THEREFORE, ARE SO CONSPICUOUS THAT THE COMPANY AND ITS AFFILIATES HAVE FAIR NOTICE OF THE EXISTENCE AND CONTENTS OF SUCH PROVISIONS.

10.

Expenses.  The Company agrees to pay to each Holder upon demand any and all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable legal fees and disbursements) incurred or sustained by such Holder in connection with the preparation of this Agreement and related matters, provided that such out-of-pocket costs and expenses shall not exceed an aggregate of $2,500.

11.

Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Holder.

12.

Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

13.

Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the then-outstanding Securities.  Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

14.

Execution and Counterparts.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

15.

Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

16.

Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

17.

Headings.  The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

18.

Independent Nature of Holders’ Obligations and Rights.  The obligations of each Holder hereunder are several and not joint with the obligations of any other Holders hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including, but not limited to, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

REMAINDER INTENTIONALLY LEFT BLANK

 IN WITNESS WHEREOF, each party has executed this Agreement as of the date first written above.

BLASTGARD INTERNATIONAL, INC.

By: _____________________________

Name:

Title:

[SIGNATURE PAGE OF HOLDER TO BLGA AMENDMENT AGREEMENT]

Name of Holder: __________________________

Signature of Authorized Signatory of Holder: __________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

[SIGNATURE PAGES CONTINUE]